PRESENTATION TITLE SLIDE ACADEMY SPORTS + OUTDOORS Q4 2025 EARNINGS Exhibit 99.2

SAFE HARBOR 2 • This presentation by Academy Sports and Outdoors, Inc. (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Academy’s current expectations and are not guarantees of future performance. Forward-looking statements may incorporate words such as “believe,” “expect,” “forward,” “ahead,” “opportunities,” “plans,” “priorities,” “goals,” “future,” “short/long term,” “will,” “should,” or the negative version of these words or other comparable words. • The information is, where applicable, based on estimates, assumption, and analysis that the Company believes, as of the date hereof, provides a reasonable basis for the information contained herein. The forward-looking statements include, among other things, statements regarding the Company’s strategic plans, long range plans, goals and targets, and financial objectives, including the implementation of such plans, the growth of the Company’s business and operations, including the opening of new stores and the expansion into new markets as well as their performance, the Company's expectations regarding its future performance and financial condition, the Company’s payment of dividends, including the timing and the amount thereof, its market opportunity and other such matters. These forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Actual results may differ materially from these expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory, environmental, and other factors that could affect overall consumer spending or our industry, including the possible effects of ongoing macroeconomic challenges, inflation and higher interest rates, trade policy changes or additional tariffs or changes in tariffs, geopolitical tensions, or changes to the financial health of our customers, many of which are beyond the Company’s control. These and other important factors that could cause actual results to differ materially from those in the forward-looking statements include those risks mentioned above and other risks that are set forth in the Company's filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 under the caption “Risk Factors," as may be updated from time to time in our periodic filings with the SEC. Any forward-looking statement in this presentation speaks only as of the date of this presentation. • The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. • The Company operates on a retail fiscal calendar pursuant to which its fiscal year consists of 52 or 53 weeks, ending on the Saturday closest to January 31 (which such Saturday may occur on a date following January 31) each year. References to any “year”, “quarter,” or “month” mean “fiscal year,” “fiscal quarter,” and “fiscal month,” respectively, unless the context requires otherwise. References to “2024” and “LY” relate to its fiscal year ended February 1, 2025, unless the context requires otherwise. References to “FY25” relate to its fiscal year ending January 31, 2026, unless the context requires otherwise. References to “Q4 FY25,” relate to its fiscal quarter ended January 31, 2026, unless the context requires otherwise.

WHO IS ACADEMY SPORTS + OUTDOORS? 3 • We are a $6 billion retailer of trending outdoor and sport categories, operating 322 stores across 21 states and counting • We have a significant growth opportunity, highlighted by our current plan to expand store footprint and omnichannel business • Deep consumer connections differentiated by strong focus on assortment, value, and experience, driving customer and community loyalties • Capturing tailwinds of lasting shift of customer spend towards outdoor activities, health and wellness, and experiences V I S I O N To be the BEST sports + outdoors retailer in the country M I S S I O N Provide FUN FOR ALL through strong assortments, value, and experience CUSTOMER focus and service EXCELLENCE in all we do Responsible LEADERSHIP INITIATIVE with urgency STUDENTS of the business INTEGRITY always Positive impact on our COMMUNITIES VA L U E S

GROWTH PLAN: STRATEGY & GOALS 4 1.Open NEW STORES to expand the store base by 50%+ in existing and new markets 2.Build a more powerful OMNI-CHANNEL business 3.Drive our EXISTING BUSINESS by: • Improving service and productivity in our stores • Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value • Attracting and engaging customers through communication, content, and experiences 4.Leverage and scale our SUPPLY CHAIN to enable industry-leading growth 5.Support our growth with the BEST TEAM in Retail

NEW STORE GROWTH 5 ASO has opened 63 new stores over the past four years as part of our new store growth strategy, including expanding into 5 new states. During the fourth quarter we opened 5 stores. We opened 16 new stores in fiscal 2024 and opened 24 stores in fiscal 2025 across legacy, existing and new markets. In 2026, the Company plans to open an additional 20-25 stores. • Legacy market - High Awareness Markets (Texas/Oklahoma/Louisiana/Arkansas) • Existing market - Mississippi/Alabama/Georgia/Florida/Kansas/Missouri/Tennessee/Kentucky/North Carolina/South Carolina • New market - Low Awareness Markets (Pennsylvania/Ohio/Indiana/Illinois/West Virginia/Maryland/Virginia) New Store Targets Year One Sales: $12M - $16M FY25 Spend/store: $2.5M - $3.5M Targeted ROIC1: 20%+ 80% of the US population does not live within 10-miles of an Academy store (1) Return on Invested Capital, including approximately $1 million in net inventory per store ("ROIC") is a non-GAAP measure. We have not reconciled this ROIC estimate to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts given the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and could be significant.

6 JORDAN BRAND & NIKE EXPANSION On April 23, 2025, the Company launched Jordan Brand in 145 doors and online as well as expanded our Nike assortment in the majority of the stores and online. Additionally, on March 17, 2026, the Company announced that Jordan Brand shop concept will expand to an additional 55 doors this spring. This launch represents the first time the Company cross-merchandised apparel + footwear + accessories together by gender, into one branded shop concept.

SUCCESSFULLY LAUNCHED NEW REWARDS 7 In February of 2026, the Company successfully launched a multi-tiered new myAcademy Rewards program across a subset of Academy stores, followed by a phased roll out to the rest of the chain and online to be complete by the end of the second quarter.

8 Q4 FY 2025 RESULTS Source: The Company’s Q4 FY 2025 earnings release and 10-K to be filed on 3/17/206. * Adjusted earnings per common share (EPS), diluted is a non-GAAP measure. See appendix for “GAAP to Non-GAAP Reconciliations.” $1.7B Net Sales 2.5% year-over-year -1.6% Comp Sales 33.6% Gross Margin 5 New Store Openings $1.98 GAAP EPS + 4.8% v Q4 LY $1.97* Adjusted EPS • Sales growth of 2.5% • Gross Margin expansion of 140 basis points • EPS growth of 4.8% • Opened five new stores

FY 2025 ACCOMPLISHMENTS 9 E-commerce Growth: Segment grew +13.6%, and launched "Scout" AI agent Store Expansion: 24 new openings outperformed pro formas & driving mid-single-digit comps In-Stock Optimization: Improved in stocks +500bps via assortment rationalization and RFID rollout Brand Curation: Leveraged key brands (Jordan, Burlebo, Turtlebox) to drive traffic in key moments Loyalty Momentum: Scaled myAcademy Rewards to >13M members and growing Customer Mix: High-income households (>$100K) now our largest and fastest growing customer Tariff Mitigation: Diversified sourcing, pulled forward inventory, and optimized pricing/promos to offset headwinds

10 CAPITAL ALLOCATION Our strategy remains focused on generating cash flow to reinvest into growth initiatives for the business, and to return the majority of our free cash flow back to investors through dividends and stock repurchases. • During the fourth quarter, we paid $8.6 million dollars in dividends and repurchased approximately $100 million of our shares. • For the Full Year 2025, we paid $34.7 million in dividends and repurchased approximately $200 million of our shares.

11 FISCAL 2026 GUIDANCE

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PRESENTATION TITLE SLIDE FINANCIALS

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18 GAAP TO NON-GAAP RECONCILIATIONS • Adjusted Net Income, Adjusted Earnings per Common Share, Adjusted EBITDA, Adjusted EBIT and Adjusted Free Cash Flow, have been presented in this presentation as supplemental measures of financial performance that are not required by, or presented in accordance with, generally accepted accounting principles (“GAAP”). These non-GAAP measures have limitations as analytical tools. For information on these limitations, as well as information on why management believes these non-GAAP measures are useful, please see our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (the "Annual Report") filed on March 17, 2026, as such limitations and information may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov. • We compensate for these limitations by primarily relying on our GAAP results in addition to using these non- GAAP measures supplementally.

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